INCOME TAXES (Details) - Schedule of Deferred Tax Assets and Liabilities - USD ($)	12 Months Ended
	May 31, 2016	May 31, 2015
Schedule of Deferred Tax Assets and Liabilities [Abstract]
Federal and state statutory rate	34.00%	34.00%
Net operating loss carry forwards	$ 787,513	$ 500,417
Valuation allowance for deferred tax assets	(787,513)	(500,417)
Net deferred tax assets	$ 0	$ 0